Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Global Asset Management Products	17
Retail Fund Performance - Columbia	18
Retail Fund Performance - Threadneedle	19
Annuities Segment
Segment Operating Income Statements	21
Segment Metrics	22
Protection Segment
Segment Operating Income Statements	24
Segment Metrics	25
Corporate & Other Segment
Segment Operating Income Statements	27
Eliminations
Operating Income Statements	28
Balance Sheet and Ratings Information
Consolidated Balance Sheets	30
Capital and Ratings Information	31
Investments	32
Non-GAAP Financial Information	33
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	34
Glossary of Selected Terminology	35
Exhibit A
Disclosed Items	38
Exhibit B
Corporate & Other Segment Details	44
Exhibit C
Non-GAAP Financial Measure Reconciliations	47

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Fourth Quarter 2017

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed indexed annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C “Non-GAAP Financial Measure Reconciliations” on pages 47 and 48.

The market impact on variable annuity guaranteed benefits, fixed indexed annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed indexed annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except per share amounts, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,489	$1,482	$1,561	$1,626	$1,723	$5,778	$6,392	$234	16%	$614	11%	$97	6%
Distribution fees	457	443	430	437	460	1,795	1,770	3	1%	(25)	(1)%	23	5%
Net investment income	486	391	391	372	355	1,576	1,509	(131)	(27)%	(67)	(4)%	(17)	(5)%
Premiums	377	339	348	348	359	1,491	1,394	(18)	(5)%	(97)	(7)%	11	3%
Other revenues	263	256	267	210	277	1,095	1,010	14	5%	(85)	(8)%	67	32%
Total revenues	3,072	2,911	2,997	2,993	3,174	11,735	12,075	102	3%	340	3%	181	6%
Banking and deposit interest expense	10	10	12	12	14	39	48	4	40%	9	23%	2	17%
Total net revenues	3,062	2,901	2,985	2,981	3,160	11,696	12,027	98	3%	331	3%	179	6%

Expenses
Distribution expenses	831	823	832	850	894	3,202	3,399	63	8%	197	6%	44	5%
Interest credited to fixed accounts	158	162	171	176	147	623	656	(11)	(7)%	33	5%	(29)	(16)%
Benefits, claims, losses and settlement expenses	712	567	611	474	581	2,646	2,233	(131)	(18)%	(413)	(16)%	107	23%
Amortization of deferred acquisition costs	55	72	69	48	78	415	267	23	42%	(148)	(36)%	30	63%
Interest and debt expense	81	50	52	52	53	241	207	(28)	(35)%	(34)	(14)%	1	2%
General and administrative expense	756	752	739	753	807	2,977	3,051	51	7%	74	2%	54	7%
Total expenses	2,593	2,426	2,474	2,353	2,560	10,104	9,813	(33)	(1)%	(291)	(3)%	207	9%

Pretax income	469	475	511	628	600	1,592	2,214	131	28%	622	39%	(28)	(4)%
Income tax provision	69	72	118	125	419	278	734	350	#	456	#	294	#
Net income	$400	$403	$393	$503	$181	$1,314	$1,480	$(219)	(55)%	$166	13%	$(322)	(64)%

Net Investment Income
Investment income on fixed maturities	$340	$337	$335	$340	$337	$1,368	$1,349	$(3)	(1)%	$(19)	(1)%	$(3)	(1)%
Realized investment gains (losses)	11	17	21	(3)	11	6	46	—	—	40	#	14	#
Affordable housing	(9)	(12)	(13)	(17)	(58)	(44)	(100)	(49)	#	(56)	#	(41)	#
Other (including seed money)	78	24	20	26	38	91	108	(40)	(51)%	17	19%	12	46%
Consolidated investment entities	66	25	28	26	27	155	106	(39)	(59)%	(49)	(32)%	1	4%
Total net investment income	$486	$391	$391	$372	$355	$1,576	$1,509	$(131)	(27)%	$(67)	(4)%	$(17)	(5)%

Earnings Per Share
Basic earnings per share	$2.49	$2.56	$2.53	$3.29	$1.20	$7.90	$9.60	$(1.29)	(52)%	$1.70	22%	$(2.09)	(64)%
Earnings per diluted share	$2.46	$2.52	$2.50	$3.24	$1.18	$7.81	$9.44	$(1.28)	(52)%	$1.63	21%	$(2.06)	(64)%
Earnings per diluted share growth	23.0%	20.6%	26.9%	NM	(52.0)%	(7.9)%	20.9%	(75.0)%		28.8%		NM

Weighted average common shares outstanding
Basic weighted average common shares outstanding	160.4	157.5	155.1	153.0	151.0	166.3	154.1	(9.4)	(6)%	(12.2)	(7)%	(2.0)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.0	2.6	2.4	2.4	2.8	1.9	2.6	0.8	40%	0.7	37%	0.4	17%
Diluted weighted average common shares outstanding	162.4	160.1	157.5	155.4	153.8	168.2	156.7	(8.6)	(5)%	(11.5)	(7)%	(1.6)	(1)%

Metrics
Net revenue growth	(1.3)%	4.9%	4.0%	(0.6)%	3.2%	(3.9)%	2.8%	4.5%		6.7%		3.8%
Pretax income margin	15.3%	16.4%	17.1%	21.1%	19.0%	13.6%	18.4%	3.7%		4.8%		(2.1)%
Effective tax rate	14.5%	15.2%	23.1%	19.9%	69.8%	17.4%	33.1%	55.3%		15.7%		49.9%

Total equity / outstanding shares (1)	$39.70	$39.81	$40.64	$41.53	$39.93	$39.70	$39.93	$0.23	1%	$0.23	1%	$(1.60)	(4)%
Total equity excluding AOCI / outstanding shares (2)(3)	$38.44	$38.41	$38.69	$39.48	$38.41	$38.44	$38.41	$(0.03)	—	$(0.03)	—	$(1.07)	(3)%

(1)    Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(2)    Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)    See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 47 and 48.

NM   Not Meaningful

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$3,062	$2,901	$2,985	$2,981	$3,160	$11,696	$12,027	$98	3%	$331	3%	$179	6%
Less revenues attributable to the CIEs	51	22	25	23	24	128	94	(27)	(53)%	(34)	(27)%	1	4%
Less net realized investment gains (losses) (1)	11	17	21	(3)	11	6	46	—	—	40	#	14	#
Less market impact on indexed universal life benefits (1)	6	1	(3)	(5)	8	24	1	2	33%	(23)	(96)%	13	#
Less market impact of hedges on investments	57	1	(8)	(1)	6	3	(2)	(51)	(89)%	(5)	#	7	#
Operating total net revenues (2)	$2,937	$2,860	$2,950	$2,967	$3,111	$11,535	$11,888	$174	6%	$353	3%	$144	5%

Earnings
Net income	$400	$403	$393	$503	$181	$1,314	$1,480	$(219)	(55)%	$166	13%	$(322)	(64)%
Less net income (loss) attributable to the CIEs	(1)	1	—	—	—	(2)	1	1	#	3	#	—	—
Integration/restructuring charges (3)	—	—	—	1	4	—	5	4	—	5	—	3	#
Market impact on variable annuity guaranteed benefits (1)(3)	138	63	80	55	34	216	232	(104)	(75)%	16	7%	(21)	(38)%
Market impact on fixed indexed annuity benefits (1)(3)	—	—	—	—	—	—	—	—	—	—	—	—	—
Market impact on indexed universal life benefits (1)(3)	(5)	—	6	10	(20)	(36)	(4)	(15)	#	32	89%	(30)	#
Market impact of hedges on investments (3)	(57)	(1)	8	1	(6)	(3)	2	51	89%	5	#	(7)	#
Less net realized investment gains (losses) (1)(3)	11	16	20	(3)	11	6	44	—	—	38	#	14	#
Tax effect of adjustments (4)	(23)	(16)	(26)	(25)	—	(60)	(67)	23	#	(7)	(12)%	25	#
Operating earnings (2)	$443	$432	$441	$548	$182	$1,427	$1,603	$(261)	(59)%	$176	12%	$(366)	(67)%

Pretax Earnings
Pretax income	$469	$475	$511	$628	$600	$1,592	$2,214	$131	28%	$622	39%	$(28)	(4)%
Less pretax income (loss) attributable to the CIEs	(1)	1	1	—	—	(2)	2	1	#	4	#	—	—
Integration/restructuring charges	—	—	—	1	4	—	5	4	—	5	—	3	#
Market impact on variable annuity guaranteed benefits (1)	138	63	80	55	34	216	232	(104)	(75)%	16	7%	(21)	(38)%
Market impact on fixed indexed annuity benefits (1)	—	—	—	—	—	—	—	—	—	—	—	—	—
Market impact on indexed universal life benefits (1)	(5)	—	6	10	(20)	(36)	(4)	(15)	#	32	89%	(30)	#
Market impact of hedges on investments	(57)	(1)	8	1	(6)	(3)	2	51	89%	5	#	(7)	#
Less net realized investment gains (losses) (1)	11	16	20	(3)	11	6	44	—	—	38	#	14	#
Pretax operating earnings (2)	$535	$520	$584	$698	$601	$1,765	$2,403	$66	12%	$638	36%	$(97)	(14)%

Pretax Operating Margin (2)(5)	18.2%	18.2%	19.8%	23.5%	19.3%	15.3%	20.2%	1.1%		4.9%		(4.2)%

Operating Effective Tax Rate (2)(6)	17.2%	16.9%	24.5%	21.5%	69.7%	19.2%	33.3%	52.5%		14.1%		48.2%

Weighted Average Common Shares Outstanding
Basic	160.4	157.5	155.1	153.0	151.0	166.3	154.1	(9.4)	(6)%	(12.2)	(7)%	(2.0)	(1)%
Diluted	162.4	160.1	157.5	155.4	153.8	168.2	156.7	(8.6)	(5)%	(11.5)	(7)%	(1.6)	(1)%

Operating Earnings Per Share (2)
Basic operating earnings per share	$2.76	$2.74	$2.84	$3.58	$1.21	$8.58	$10.40	$(1.55)	(56)%	$1.82	21%	$(2.37)	(66)%
Operating earnings per diluted share	$2.73	$2.70	$2.80	$3.53	$1.18	$8.48	$10.23	$(1.55)	(57)%	$1.75	21%	$(2.35)	(67)%

Return on Equity
Return on equity excluding AOCI (2)(6)	20.4%	21.6%	23.0%	28.1%	24.8%	20.4%	24.8%	4.4%		4.4%		(3.3)%
Operating return on equity excluding AOCI (2)(6)	22.2%	23.6%	25.2%	30.8%	26.9%	22.2%	26.9%	4.7%		4.7%		(3.9)%

(1)        Operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits, market impact on fixed indexed annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable:  hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2)        See non-GAAP financial information on pg 33.

(3)        Pretax operating adjustments

(4)        Calculated using the statutory tax rate of 35%.

(5)        Defined as pretax operating earnings as a percentage of operating total net revenues.

(6)        Non-GAAP financial measure reconciliations can be found on pg 47.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, headcount and where noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Book Value
Total equity excluding CIEs / outstanding shares (1)(2)	$39.70	$39.81	$40.63	$41.53	$39.93	$39.70	$39.93	$0.23	1%	$0.23	1%	$(1.60)	(4)%
Total equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.44	$38.41	$38.69	$39.47	$38.40	$38.44	$38.40	$(0.04)	—	$(0.04)	—	$(1.07)	(3)%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	(1.4)%	2.6%	3.3%	0.4%	5.9%	(1.7)%	3.1%	7.3%		4.8%		5.5%
Operating earnings per diluted share growth: Target 12 - 15%	10.5%	24.4%	25.6%	NM	(56.8)%	(9.0)%	20.6%	(67.3)%		29.6%		NM
Operating return on equity excluding AOCI: Target 19 - 23% (1)	22.2%	23.6%	25.2%	30.8%	26.9%	22.2%	26.9%	4.7%		4.7%		(3.9)%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.7%	31.9%	31.8%	31.5%	32.5%	31.7%	32.5%	0.8%		0.8%		1.0%

Goodwill and Intangible Assets	$1,924	$1,924	$1,931	$1,983	$2,027	$1,924	$2,027	$103	5%	$103	5%	$44	2%

Assets Under Management and Administration
Advice & Wealth Management AUM	$199,712	$211,740	$221,074	$233,890	$246,715	$199,712	$246,715	$47,003	24%	$47,003	24%	$12,825	5%
Asset Management AUM	454,413	467,031	472,649	483,953	494,558	454,413	494,558	40,145	9%	40,145	9%	10,605	2%
Corporate AUM	346	331	318	292	41	346	41	(305)	(88)%	(305)	(88)%	(251)	(86)%
Eliminations	(24,841)	(24,681)	(24,577)	(25,883)	(27,039)	(24,841)	(27,039)	(2,198)	(9)%	(2,198)	(9)%	(1,156)	(4)%
Total Assets Under Management	629,630	654,421	669,464	692,252	714,275	629,630	714,275	84,645	13%	84,645	13%	22,023	3%
Total Assets Under Administration	157,742	163,165	165,234	177,203	182,767	157,742	182,767	25,025	16%	25,025	16%	5,564	3%
Total AUM and AUA	$787,372	$817,586	$834,698	$869,455	$897,042	$787,372	$897,042	$109,670	14%	$109,670	14%	$27,587	3%

Business Metrics
Total Ameriprise client assets	$479,209	$498,907	$512,035	$538,662	$559,692	$479,209	$559,692	$80,483	17%	$80,483	17%	$21,030	4%
Total financial advisors	9,675	9,668	9,640	9,890	9,896	9,675	9,896	221	2%	221	2%	6	—

Net Flows and Net Deposits
Advisor wrap	$3,310	$3,944	$4,451	$6,125	$5,013	$10,184	$19,533	$1,703	51%	$9,349	92%	$(1,112)	(18)%
Asset Management	(2,095)	(5,629)	(8,742)	(4,670)	2,357	(18,635)	(16,684)	4,452	#	1,951	10%	7,027	#
Annuities (4)	(983)	(1,336)	(1,252)	(1,098)	(1,144)	(3,201)	(4,830)	(161)	(16)%	(1,629)	(51)%	(46)	(4)%
Variable universal life / Universal life	(33)	(74)	(52)	(72)	(46)	(199)	(244)	(13)	(39)%	(45)	(23)%	26	36%

S&P 500
Daily average	2,185	2,324	2,396	2,465	2,605	2,094	2,448	420	19%	354	17%	140	6%
Period end	2,239	2,363	2,423	2,519	2,674	2,239	2,674	435	19%	435	19%	155	6%

Weighted Equity Index (WEI) (5)
Daily average	1,596	1,695	1,752	1,803	1,901	1,530	1,788	305	19%	258	17%	98	5%
Period end	1,637	1,724	1,774	1,847	1,948	1,637	1,948	311	19%	311	19%	101	5%

(1)	See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.
(2)	Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.
(3)	Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.
(4)	Excludes payout annuities.
(5)

Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.

NM   Not Meaningful

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	158.5	154.8	153.0	150.3	148.3	171.0	154.8	(10.2)	(6)%	(16.2)	(9)%	(2.0)	(1)%
Repurchases	(3.8)	(2.9)	(2.8)	(2.3)	(1.9)	(17.5)	(9.9)	1.9	50%	7.6	43%	0.4	17%
Issuances	0.3	2.1	0.2	1.2	0.5	1.9	4.0	0.2	67%	2.1	#	(0.7)	(58)%
Other	(0.2)	(1.0)	(0.1)	(0.9)	(0.3)	(0.6)	(2.3)	(0.1)	(50)%	(1.7)	#	0.6	67%
Total common shares outstanding	154.8	153.0	150.3	148.3	146.6	154.8	146.6	(8.2)	(5)%	(8.2)	(5)%	(1.7)	(1)%
Restricted stock units	3.7	3.4	3.5	3.5	3.6	3.7	3.6	(0.1)	(3)%	(0.1)	(3)%	0.1	3%
Total basic common shares outstanding	158.5	156.4	153.8	151.8	150.2	158.5	150.2	(8.3)	(5)%	(8.3)	(5)%	(1.6)	(1)%
Total potentially dilutive shares	2.2	2.5	2.3	2.3	2.9	2.2	2.9	0.7	32%	0.7	32%	0.6	26%
Total diluted shares	160.7	158.9	156.1	154.1	153.1	160.7	153.1	(7.6)	(5)%	(7.6)	(5)%	(1.0)	(1)%

Capital Returned to Shareholders
Dividends paid	$121	$121	$129	$129	$123	$489	$502	$2	2%	$13	3%	$(6)	(5)%
Common stock share repurchases	$402	$357	$352	$333	$302	$1,675	$1,344	$(100)	(25)%	$(331)	(20)%	$(31)	(9)%

Allocated Capital (1)
Advice & Wealth Management	$637	$653	$661	$707	$710	$637	$710	$73	11%	$73	11%	$3	—
Asset Management	1,817	1,814	1,822	1,821	1,868	1,817	1,868	51	3%	51	3%	47	3%
Annuities	1,968	1,991	1,956	1,928	1,933	1,968	1,933	(35)	(2)%	(35)	(2)%	5	—
Protection	1,522	1,478	1,460	1,391	1,339	1,522	1,339	(183)	(12)%	(183)	(12)%	(52)	(4)%
Corporate & Other	2,998	2,921	2,901	2,995	2,768	2,998	2,768	(230)	(8)%	(230)	(8)%	(227)	(8)%
Total allocated capital	$8,942	$8,857	$8,800	$8,842	$8,618	$8,942	$8,618	$(324)	(4)%	$(324)	(4)%	$(224)	(3)%

(1)        Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations.  Allocated capital is not adjusted for non-operating items except for CIEs.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,316	$1,295	$1,348	$1,383	$1,480	$5,036	$5,506	$164	12%	$470	9%	$97	7%
Operating expenses	1,062	1,047	1,057	1,085	1,154	4,125	4,343	92	9%	218	5%	69	6%
Pretax operating earnings	$254	$248	$291	$298	$326	$911	$1,163	$72	28%	$252	28%	$28	9%

Allocated capital	$637	$653	$661	$707	$710	$637	$710	$73	11%	$73	11%	$3	—
Operating return on allocated capital (1)	123.9%	127.6%	131.9%	132.5%	112.6%	123.9%	112.6%	(11.3)%		(11.3)%		(19.9)%
Pretax operating margin	19.3%	19.2%	21.6%	21.5%	22.0%	18.1%	21.1%	2.7%		3.0%		0.5%

Asset Management
Operating total net revenues	$761	$726	$748	$778	$825	$2,964	$3,077	$64	8%	$113	4%	$47	6%
Operating expenses	592	576	572	578	611	2,343	2,337	19	3%	(6)	—	33	6%
Pretax operating earnings	$169	$150	$176	$200	$214	$621	$740	$45	27%	$119	19%	$14	7%

Allocated capital	$1,817	$1,814	$1,822	$1,821	$1,868	$1,817	$1,868	$51	3%	$51	3%	$47	3%
Operating return on allocated capital (1)	27.8%	28.5%	29.3%	30.5%	26.2%	27.8%	26.2%	(1.6)%		(1.6)%		(4.3)%
Pretax operating margin	22.2%	20.7%	23.5%	25.7%	25.9%	21.0%	24.0%	3.7%		3.0%		0.2%

Operating total net revenues	$761	$726	$748	$778	$825	$2,964	$3,077	$64	8%	$113	4%	$47	6%
Distribution pass thru revenues	(204)	(206)	(195)	(197)	(203)	(817)	(801)	1	—	16	2%	(6)	(3)%
Subadvisory and other pass thru revenues	(94)	(92)	(91)	(91)	(94)	(354)	(368)	—	—	(14)	(4)%	(3)	(3)%
Adjusted operating revenues (2)	$463	$428	$462	$490	$528	$1,793	$1,908	$65	14%	$115	6%	$38	8%

Pretax operating earnings	$169	$150	$176	$200	$214	$621	$740	$45	27%	$119	19%	$14	7%
Operating net investment income	(5)	(4)	(6)	(6)	(12)	(14)	(28)	(7)	#	(14)	#	(6)	#
Amortization of intangibles	5	4	4	4	5	21	17	—	—	(4)	(19)%	1	25%
Adjusted operating earnings (2)	$169	$150	$174	$198	$207	$628	$729	$38	22%	$101	16%	$9	5%

Adjusted net pretax operating margin (2)(3)	36.5%	35.0%	37.7%	40.4%	39.2%	35.0%	38.2%	2.7%		3.2%		(1.2)%

Annuities
Operating total net revenues	$617	$608	$627	$626	$638	$2,463	$2,499	$21	3%	$36	1%	$12	2%
Operating expenses	490	469	485	345	490	2,134	1,789	—	—	(345)	(16)%	145	42%
Pretax operating earnings (loss)	$127	$139	$142	$281	$148	$329	$710	$21	17%	$381	#	$(133)	(47)%

Allocated capital	$1,968	$1,991	$1,956	$1,928	$1,933	$1,968	$1,933	$(35)	(2)%	$(35)	(2)%	$5	—
Operating return on allocated capital (1)	13.3%	14.3%	13.7%	28.0%	25.0%	13.3%	25.0%	11.7%		11.7%		(3.0)%
Pretax operating margin	20.6%	22.9%	22.6%	44.9%	23.2%	13.4%	28.4%	2.6%		15.0%		(21.7)%

Protection
Operating total net revenues	$548	$521	$517	$478	$528	$2,241	$2,044	$(20)	(4)%	$(197)	(9)%	$50	10%
Operating expenses	475	458	466	423	481	1,978	1,828	6	1%	(150)	(8)%	58	14%
Pretax operating earnings	$73	$63	$51	$55	$47	$263	$216	$(26)	(36)%	$(47)	(18)%	$(8)	(15)%

Allocated capital	$1,522	$1,478	$1,460	$1,391	$1,339	$1,522	$1,339	$(183)	(12)%	$(183)	(12)%	$(52)	(4)%
Operating return on allocated capital (1)	14.4%	14.4%	15.1%	13.2%	10.3%	14.4%	10.3%	(4.1)%		(4.1)%		(2.9)%
Pretax operating margin	13.3%	12.1%	9.9%	11.5%	8.9%	11.7%	10.6%	(4.4)%		(1.1)%		(2.6)%

Corporate & Other
Corporate excluding Long Term Care pretax operating loss	$(74)	$(81)	$(73)	$(78)	$(121)	$(272)	$(353)	$(47)	(64)%	$(81)	(30)%	$(43)	(55)%
Long Term Care pretax operating earnings (loss)	$(14)	$1	$(3)	$(58)	$(13)	$(87)	$(73)	$1	7%	$14	16%	$45	78%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

(2)        See non-GAAP financial information on pg 33.

(3)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Advice & Wealth Management Segment Operating Income Statements
Revenues
Management and financial advice fees	$718	$722	$773	$799	$854	$2,707	$3,148	$136	19%	$441	16%	$55	7%
Distribution fees	540	513	505	515	552	2,109	2,085	12	2%	(24)	(1)%	37	7%
Net investment income	48	52	58	64	65	186	239	17	35%	53	28%	1	2%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	20	18	24	17	23	73	82	3	15%	9	12%	6	35%
Total revenues	1,326	1,305	1,360	1,395	1,494	5,075	5,554	168	13%	479	9%	99	7%
Banking and deposit interest expense	10	10	12	12	14	39	48	4	40%	9	23%	2	17%
Operating total net revenues	1,316	1,295	1,348	1,383	1,480	5,036	5,506	164	12%	470	9%	97	7%

Expenses
Distribution expenses	797	777	789	813	866	3,072	3,245	69	9%	173	6%	53	7%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	2	3	2	2	8	9	—	—	1	13%	—	—
General and administrative expense	263	268	265	270	286	1,045	1,089	23	9%	44	4%	16	6%
Operating expenses	1,062	1,047	1,057	1,085	1,154	4,125	4,343	92	9%	218	5%	69	6%
Pretax operating earnings	$254	$248	$291	$298	$326	$911	$1,163	$72	28%	$252	28%	$28	9%

Pretax operating margin	19.3%	19.2%	21.6%	21.5%	22.0%	18.1%	21.1%	2.7%		3.0%		0.5%

Return on Capital
Allocated capital	$637	$653	$661	$707	$710	$637	$710	$73	11%	$73	11%	$3	—
Operating return on allocated capital (1)	123.9%	127.6%	131.9%	132.5%	112.6%	123.9%	112.6%	(11.3)%		(11.3)%		(19.9)%

Brokerage cash balance (2)	$26,765	$26,240	$25,597	$25,483	$26,238	$26,765	$26,238	$(527)	(2)%	$(527)	(2)%	$755	3%
Brokerage sweep fee	0.53%	0.73%	0.97%	1.11%	1.14%	0.45%	0.98%	0.61%		0.53%		0.03%

On-balance sheet deposits	$10,048	$10,328	$10,210	$10,439	$10,316	$10,048	$10,316	$268	3%	$268	3%	$(123)	(1)%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

(2)        Brokerage cash includes both off-balance sheet and on-balance sheet deposits.  In the 4th quarter of 2016 through the 4th quarter of 2017, on-balance sheet deposits included in brokerage cash are $4.1B, $4.2B, $4.0B, $4.1B and $3.9B, respectively.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$15	$15	$17	$18	$19	$54	$69	$4	27%	$15	28%	$1	6%
Allocated capital	$327	$339	$344	$351	$353	$327	$353	$26	8%	$26	8%	$2	1%
Operating return on allocated capital (1)	14.7%	14.9%	14.6%	15.5%	13.2%	14.7%	13.2%	(1.5)%		(1.5)%		(2.3)%

Wealth Management & Distribution
Pretax operating earnings	$239	$233	$274	$280	$307	$857	$1,094	$68	28%	$237	28%	$27	10%
Allocated capital	$310	$314	$317	$356	$357	$310	$357	$47	15%	$47	15%	$1	—
Operating return on allocated capital (1)	231.0%	240.5%	253.1%	254.1%	215.6%	231.0%	215.6%	(15.4)%		(15.4)%		(38.5)%

Financial Plans
Branded financial plan net cash sales	$78	$69	$73	$69	$84	$275	$295	$6	8%	$20	7%	$15	22%

Financial Advisors
Employee advisors (2)	2,007	1,997	1,992	2,209	2,210	2,007	2,210	203	10%	203	10%	1	—
Franchisee advisors	7,668	7,671	7,648	7,681	7,686	7,668	7,686	18	—	18	—	5	—
Total financial advisors	9,675	9,668	9,640	9,890	9,896	9,675	9,896	221	2%	221	2%	6	—

Operating total net revenues per financial advisor (in thousands) (3)	$136	$134	$140	$140	$150	$518	$564	$14	10%	$46	9%	$10	7%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (4)	$518	$529	$541	$550	$564	$518	$564	$46	9%	$46	9%	$14	3%

Advisor Retention
Employee	88.9%	89.1%	89.5%	90.7%	92.4%	88.9%	92.4%	3.5%		3.5%		1.7%
Franchisee	92.8%	92.7%	92.4%	92.7%	92.8%	92.8%	92.8%	—		—		0.1%

Total Client Assets (at period end)	$479,209	$498,907	$512,035	$538,662	$559,692	$479,209	$559,692	$80,483	17%	$80,483	17%	$21,030	4%

Total Wrap Accounts
Beginning assets	$197,485	$201,078	$212,887	$222,327	$235,224	$180,488	$201,078	$37,739	19%	$20,590	11%	$12,897	6%
Inflows from acquisitions (5)	—	—	—	743	—	—	743	—	—	743	—	(743)	#
Other net flows	3,310	3,944	4,451	5,382	5,013	10,184	18,790	1,703	51%	8,606	85%	(369)	(7)%
Net flows	3,310	3,944	4,451	6,125	5,013	10,184	19,533	1,703	51%	9,349	92%	(1,112)	(18)%
Market appreciation (depreciation) and other (6)	283	7,865	4,989	6,772	7,913	10,406	27,539	7,630	#	17,133	#	1,141	17%
Total wrap ending assets	$201,078	$212,887	$222,327	$235,224	$248,150	$201,078	$248,150	$47,072	23%	$47,072	23%	$12,926	5%

Advisory wrap account assets ending balance (7)	$198,946	$210,937	$220,248	$233,036	$245,819	$198,946	$245,819	$46,873	24%	$46,873	24%	$12,783	5%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

(2)        IPI advisors are being included in the employee advisor count.

(3)        Year-to-date is sum of current and prior quarters for the year under review.

(4)        Trailing twelve months is the sum of the last four quarters.

(5)        Inflows associated with acquisitions that closed during the quarter.

(6)        Included in Market appreciation (depreciation) and other is the change in IPI wrap assets.

(7)        Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts.  Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Asset Management Segment Operating Income Statements
Revenues
Management and financial advice fees	$626	$598	$625	$657	$694	$2,452	$2,574	$68	11%	$122	5%	$37	6%
Distribution fees	124	121	112	111	114	487	458	(10)	(8)%	(29)	(6)%	3	3%
Net investment income	5	4	6	6	12	14	28	7	#	14	#	6	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	6	3	5	4	5	11	17	(1)	(17)%	6	55%	1	25%
Total revenues	761	726	748	778	825	2,964	3,077	64	8%	113	4%	47	6%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	761	726	748	778	825	2,964	3,077	64	8%	113	4%	47	6%

Expenses
Distribution expenses	257	257	247	246	250	1,019	1,000	(7)	(3)%	(19)	(2)%	4	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	4	4	4	3	18	15	(2)	(40)%	(3)	(17)%	(1)	(25)%
Interest and debt expense	5	5	6	5	6	21	22	1	20%	1	5%	1	20%
General and administrative expense	325	310	315	323	352	1,285	1,300	27	8%	15	1%	29	9%
Operating expenses	592	576	572	578	611	2,343	2,337	19	3%	(6)	—	33	6%
Pretax operating earnings	$169	$150	$176	$200	$214	$621	$740	$45	27%	$119	19%	$14	7%

Pretax operating margin	22.2%	20.7%	23.5%	25.7%	25.9%	21.0%	24.0%	3.7%		3.0%		0.2%

Operating total net revenues	$761	$726	$748	$778	$825	$2,964	$3,077	$64	8%	$113	4%	$47	6%
Distribution pass thru revenues	(204)	(206)	(195)	(197)	(203)	(817)	(801)	1	—	16	2%	(6)	(3)%
Subadvisory and other pass thru revenues	(94)	(92)	(91)	(91)	(94)	(354)	(368)	—	—	(14)	(4)%	(3)	(3)%
Adjusted operating revenues (1)	$463	$428	$462	$490	$528	$1,793	$1,908	$65	14%	$115	6%	$38	8%

Pretax operating earnings	$169	$150	$176	$200	$214	$621	$740	$45	27%	$119	19%	$14	7%
Operating net investment income	(5)	(4)	(6)	(6)	(12)	(14)	(28)	(7)	#	(14)	#	(6)	#
Amortization of intangibles	5	4	4	4	5	21	17	—	—	(4)	(19)%	1	25%
Adjusted operating earnings (1)	$169	$150	$174	$198	$207	$628	$729	$38	22%	$101	16%	$9	5%

Adjusted net pretax operating margin (1)(2)	36.5%	35.0%	37.7%	40.4%	39.2%	35.0%	38.2%	2.7%		3.2%		(1.2)%

Performance Fees (3)
Net performance fees	$6	$—	$2	$8	$16	$14	$26	$10	#	$12	86%	$8	#

Return on Capital
Allocated capital	$1,817	$1,814	$1,822	$1,821	$1,868	$1,817	$1,868	$51	3%	$51	3%	$47	3%
Operating return on allocated capital (4)	27.8%	28.5%	29.3%	30.5%	26.2%	27.8%	26.2%	(1.6)%		(1.6)%		(4.3)%

(1)        See non-GAAP financial information on pg 33.

(2)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)        Performance fees, which are net of associated compensation, do not include CLO incentive fees.

(4)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Total Managed Assets by Type
Equity	$240,034	$249,805	$257,680	$265,839	$275,417	$240,034	$275,417	$35,383	15%	$35,383	15%	$9,578	4%
Fixed income	175,945	178,365	176,318	178,006	173,571	175,945	173,571	(2,374)	(1)%	(2,374)	(1)%	(4,435)	(2)%
Money market	6,320	6,110	5,494	5,887	5,362	6,320	5,362	(958)	(15)%	(958)	(15)%	(525)	(9)%
Alternative	7,364	7,334	6,578	6,464	5,566	7,364	5,566	(1,798)	(24)%	(1,798)	(24)%	(898)	(14)%
Hybrid and other	24,750	25,417	26,579	27,757	34,642	24,750	34,642	9,892	40%	9,892	40%	6,885	25%
Total managed assets by type	$454,413	$467,031	$472,649	$483,953	$494,558	$454,413	$494,558	$40,145	9%	$40,145	9%	$10,605	2%

Average Managed Assets by Type (1)
Equity	$240,327	$245,539	$255,259	$261,704	$270,533	$242,718	$258,370	$30,206	13%	$15,652	6%	$8,829	3%
Fixed income	178,776	177,398	177,247	177,300	176,508	179,025	177,009	(2,268)	(1)%	(2,016)	(1)%	(792)	—
Money market	6,494	5,976	5,845	5,826	5,539	7,092	5,789	(955)	(15)%	(1,303)	(18)%	(287)	(5)%
Alternative	7,091	7,364	7,126	6,524	6,092	7,516	6,773	(999)	(14)%	(743)	(10)%	(432)	(7)%
Hybrid and other	24,676	25,141	26,089	27,157	31,169	24,418	27,574	6,493	26%	3,156	13%	4,012	15%
Total average managed assets by type	$457,364	$461,418	$471,566	$478,511	$489,841	$460,769	$475,515	$32,477	7%	$14,746	3%	$11,330	2%

(1)        Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward
Global Retail Funds
Beginning assets	$266,025	$259,919	$267,320	$272,902	$280,749	$263,866	$259,919	$14,724	6%	$(3,947)	(1)%	$7,847	3%
Inflows	13,910	14,835	12,256	10,916	12,917	52,242	50,924	(993)	(7)%	(1,318)	(3)%	2,001	18%
Inflows from acquisitions (1)	—	—	—	—	—	976	—	—	—	(976)	#	—	—
Outflows	(17,772)	(18,178)	(15,161)	(12,329)	(14,332)	(63,459)	(60,000)	3,440	19%	3,459	5%	(2,003)	(16)%
Net VP/VIT fund flows	(743)	(960)	(847)	(750)	(773)	(2,048)	(3,330)	(30)	(4)%	(1,282)	(63)%	(23)	(3)%
Net new flows	(4,605)	(4,303)	(3,752)	(2,163)	(2,188)	(12,289)	(12,406)	2,417	52%	(117)	(1)%	(25)	(1)%
Reinvested dividends	4,398	424	2,388	489	6,530	8,113	9,831	2,132	48%	1,718	21%	6,041	#
Net flows	(207)	(3,879)	(1,364)	(1,674)	4,342	(4,176)	(2,575)	4,549	#	1,601	38%	6,016	#
Distributions	(5,309)	(600)	(2,802)	(689)	(7,640)	(9,860)	(11,731)	(2,331)	(44)%	(1,871)	(19)%	(6,951)	#
Market appreciation (depreciation) and other	1,322	11,383	7,989	9,064	9,975	15,226	38,411	8,653	#	23,185	#	911	10%
Foreign currency translation (2)	(1,912)	497	1,759	1,146	377	(5,137)	3,779	2,289	#	8,916	#	(769)	(67)%
Total ending assets	259,919	267,320	272,902	280,749	287,803	259,919	287,803	27,884	11%	27,884	11%	7,054	3%

% of total retail assets sub-advised	16.9%	17.0%	17.2%	17.2%	17.9%	16.9%	17.9%	1.0%		1.0%		0.7%

Global Institutional
Beginning assets	201,745	194,494	199,711	199,747	203,204	208,022	194,494	1,459	1%	(13,528)	(7)%	3,457	2%
Inflows	5,562	7,124	5,930	5,805	5,805	24,051	24,664	243	4%	613	3%	—	—
Inflows from acquisitions (1)	—	—	—	—	5,439	—	5,439	5,439	—	5,439	—	5,439	—
Outflows	(7,450)	(8,874)	(13,308)	(8,801)	(13,229)	(38,510)	(44,212)	(5,779)	(78)%	(5,702)	(15)%	(4,428)	(50)%
Net flows	(1,888)	(1,750)	(7,378)	(2,996)	(1,985)	(14,459)	(14,109)	(97)	(5)%	350	2%	1,011	34%
Market appreciation (depreciation) and other (3)(4)	(1,293)	5,958	3,883	4,052	4,863	13,540	18,756	6,156	#	5,216	39%	811	20%
Foreign currency translation (2)	(4,070)	1,009	3,531	2,401	673	(12,609)	7,614	4,743	#	20,223	#	(1,728)	(72)%
Total ending assets	194,494	199,711	199,747	203,204	206,755	194,494	206,755	12,261	6%	12,261	6%	3,551	2%

Total managed assets	$454,413	$467,031	$472,649	$483,953	$494,558	$454,413	$494,558	$40,145	9%	$40,145	9%	$10,605	2%

Total net flows	$(2,095)	$(5,629)	$(8,742)	$(4,670)	$2,357	$(18,635)	$(16,684)	$4,452	#	$1,951	10%	$7,027	#

Former Parent Company Related (5)
Retail net new flows	$(712)	$(920)	$(765)	$(570)	$(713)	$(1,325)	$(2,968)	$(1)	—	$(1,643)	#	$(143)	(25)%
Institutional net new flows	(1,298)	(1,692)	(6,314)	(2,411)	(1,819)	(8,917)	(12,236)	(521)	(40)%	(3,319)	(37)%	592	25%
Total net new flows	$(2,010)	$(2,612)	$(7,079)	$(2,981)	$(2,532)	$(10,242)	$(15,204)	$(522)	(26)%	$(4,962)	(48)%	$449	15%

(1)        Inflows associated with acquisitions that closed during the quarter.

(2)        Amounts represent local currency to US dollar translation for reporting purposes.

(3)        Included in Market appreciation (depreciation) and other for Global Institutional in the 4th quarter of 2016 are ($0.4B) due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

(4)        Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.

(5)        Former parent company related assets and net new flows are included in the rollforwards above.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2017

Mutual Fund Rankings in top 2 Lipper Quartiles

		4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017
Domestic Equity
Equal weighted	1 year	56%	69%	78%	72%	69%
	3 year	75%	75%	72%	75%	75%
	5 year	71%	71%	78%	78%	69%
Asset weighted	1 year	41%	67%	86%	68%	73%
	3 year	81%	79%	75%	82%	83%
	5 year	75%	79%	83%	82%	80%
International Equity
Equal weighted	1 year	20%	45%	60%	75%	75%
	3 year	55%	55%	60%	55%	60%
	5 year	70%	70%	75%	75%	70%
Asset weighted	1 year	12%	33%	41%	56%	52%
	3 year	44%	44%	48%	44%	47%
	5 year	47%	48%	51%	55%	54%
Taxable Fixed Income
Equal weighted	1 year	72%	78%	72%	72%	67%
	3 year	76%	76%	72%	78%	83%
	5 year	76%	82%	82%	76%	82%
Asset weighted	1 year	75%	70%	73%	74%	69%
	3 year	83%	83%	82%	83%	89%
	5 year	86%	88%	89%	87%	89%
Tax Exempt Fixed Income
Equal weighted	1 year	74%	84%	53%	74%	79%
	3 year	89%	89%	89%	89%	89%
	5 year	100%	100%	100%	100%	100%
Asset weighted	1 year	59%	97%	38%	60%	76%
	3 year	86%	92%	98%	98%	93%
	5 year	100%	100%	100%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	31%	62%	54%	54%	62%
	3 year	100%	90%	100%	90%	80%
	5 year	75%	88%	78%	78%	78%
Asset weighted	1 year	15%	48%	47%	47%	51%
	3 year	100%	100%	100%	94%	94%
	5 year	82%	98%	92%	93%	94%

Number of 4- or 5-star Morningstar rated funds
Overall		51	49	54	51	52
3 year		45	46	55	56	56
5 year		44	46	46	49	50

Percent of 4- or 5-star Morningstar rated funds
Overall		54%	52%	56%	50%	51%
3 year		48%	48%	57%	55%	55%
5 year		47%	49%	49%	49%	51%

Percent of 4- or 5-star Morningstar rated assets
Overall		64%	63%	65%	58%	60%
3 year		64%	68%	72%	66%	63%
5 year		53%	63%	56%	57%	59%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2017

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017
Equity
Equal weighted	1 year	26%	30%	54%	48%	59%
	3 year	58%	68%	74%	72%	64%
	5 year	72%	70%	65%	72%	63%
Asset weighted	1 year	40%	42%	65%	50%	56%
	3 year	67%	79%	80%	79%	60%
	5 year	67%	66%	54%	59%	63%

Fixed Income
Equal weighted	1 year	70%	72%	76%	76%	83%
	3 year	59%	69%	64%	79%	82%
	5 year	65%	64%	72%	76%	72%
Asset weighted	1 year	68%	79%	85%	85%	93%
	3 year	74%	90%	84%	90%	95%
	5 year	69%	75%	80%	92%	88%

Allocation (Managed) Funds
Equal weighted	1 year	67%	44%	67%	78%	67%
	3 year	100%	100%	100%	89%	78%
	5 year	83%	100%	83%	86%	100%
Asset weighted	1 year	70%	32%	44%	61%	60%
	3 year	100%	100%	100%	94%	97%
	5 year	92%	100%	92%	93%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Annuities Segment Operating Income Statements
Revenues
Management and financial advice fees	$183	$187	$190	$196	$199	$732	$772	$16	9%	$40	5%	$3	2%
Distribution fees	89	87	92	91	94	349	364	5	6%	15	4%	3	3%
Net investment income	187	179	175	173	170	760	697	(17)	(9)%	(63)	(8)%	(3)	(2)%
Premiums	27	27	33	24	32	116	116	5	19%	—	—	8	33%
Other revenues	131	128	137	142	143	506	550	12	9%	44	9%	1	1%
Total revenues	617	608	627	626	638	2,463	2,499	21	3%	36	1%	12	2%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	617	608	627	626	638	2,463	2,499	21	3%	36	1%	12	2%

Expenses
Distribution expenses	107	102	107	105	114	423	428	7	7%	5	1%	9	9%
Interest credited to fixed accounts	118	118	118	121	116	478	473	(2)	(2)%	(5)	(1)%	(5)	(4)%
Benefits, claims, losses and settlement expenses	152	143	149	19	156	780	467	4	3%	(313)	(40)%	137	#
Amortization of deferred acquisition costs	50	47	48	40	46	209	181	(4)	(8)%	(28)	(13)%	6	15%
Interest and debt expense	9	8	9	9	9	33	35	—	—	2	6%	—	—
General and administrative expense	54	51	54	51	49	211	205	(5)	(9)%	(6)	(3)%	(2)	(4)%
Operating expenses	490	469	485	345	490	2,134	1,789	—	—	(345)	(16)%	145	42%
Pretax operating earnings	$127	$139	$142	$281	$148	$329	$710	$21	17%	$381	#	$(133)	(47)%

Pretax operating margin	20.6%	22.9%	22.6%	44.9%	23.2%	13.4%	28.4%	2.6%		15.0%		(21.7)%

Return on Capital
Allocated capital	$1,968	$1,991	$1,956	$1,928	$1,933	$1,968	$1,933	$(35)	(2)%	$(35)	(2)%	$5	—
Operating return on allocated capital (1)	13.3%	14.3%	13.7%	28.0%	25.0%	13.3%	25.0%	11.7%		11.7%		(3.0)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(115)	$(22)	$(3)	$(7)	$13	$123	$(19)	$128	#	$(142)	#	$20	#
Other	(23)	(41)	(77)	(48)	(47)	(339)	(213)	(24)	#	126	37%	1	2%
Total VA guaranteed benefit impact excluded from operating earnings	$(138)	$(63)	$(80)	$(55)	$(34)	$(216)	$(232)	$104	75%	$(16)	(7)%	$21	38%

Market impact on fixed indexed annuity benefits (3)
Risk margin and nonperformance spread impact	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed indexed annuity benefit impact excluded from operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Total annuity net flows (4)	$(983)	$(1,336)	$(1,252)	$(1,098)	$(1,144)	$(3,201)	$(4,830)	$(161)	(16)%	$(1,629)	(51)%	$(46)	(4)%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

(2)        Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

(3)        Market impact on fixed indexed annuity benefits, net of hedges and the related DAC amortization.

(4)        Excludes payout annuities.

#            Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$107	$116	$127	$262	$134	$228	$639	$27	25%	$411	#	$(128)	(49)%
Allocated capital (1)	$650	$650	$650	$650	$650	$650	$650	$—	—	$—	—	$—	—
Operating return on allocated capital (2)	26.6%	29.7%	30.0%	74.9%	67.5%	26.6%	67.5%	40.9%		40.9%		(7.4)%

Fixed Annuities (3)
Pretax operating earnings	$20	$23	$15	$19	$14	$101	$71	$(6)	(30)%	$(30)	(30)%	$(5)	(26)%
Allocated capital	$1,318	$1,341	$1,306	$1,278	$1,283	$1,318	$1,283	$(35)	(3)%	$(35)	(3)%	$5	—
Operating return on allocated capital (2)	6.5%	6.5%	5.6%	4.7%	3.8%	6.5%	3.8%	(2.7)%		(2.7)%		(0.9)%

Variable Annuities Rollforward
Beginning balance	$75,866	$74,817	$76,365	$77,397	$78,654	$74,244	$74,817	$2,788	4%	$573	1%	$1,257	2%
Deposits	1,117	948	1,046	1,002	1,131	4,594	4,127	14	1%	(467)	(10)%	129	13%
Withdrawals and terminations	(1,849)	(2,018)	(2,055)	(1,887)	(2,029)	(6,799)	(7,989)	(180)	(10)%	(1,190)	(18)%	(142)	(8)%
Net flows	(732)	(1,070)	(1,009)	(885)	(898)	(2,205)	(3,862)	(166)	(23)%	(1,657)	(75)%	(13)	(1)%
Investment performance and interest credited	(317)	2,618	2,041	2,142	2,584	2,778	9,385	2,901	#	6,607	#	442	21%
Total ending balance - contract accumulation values	$74,817	$76,365	$77,397	$78,654	$80,340	$74,817	$80,340	$5,523	7%	$5,523	7%	$1,686	2%

Variable annuities fixed sub-accounts	$5,211	$5,212	$5,203	$5,187	$5,166	$5,211	$5,166	$(45)	(1)%	$(45)	(1)%	$(21)	—

Fixed Deferred Annuities Rollforward
Beginning balance	$10,163	$9,991	$9,800	$9,631	$9,492	$10,673	$9,991	$(671)	(7)%	$(682)	(6)%	$(139)	(1)%
Deposits	34	43	44	33	33	191	153	(1)	(3)%	(38)	(20)%	—	—
Withdrawals and terminations	(285)	(309)	(287)	(246)	(279)	(1,187)	(1,121)	6	2%	66	6%	(33)	(13)%
Net flows	(251)	(266)	(243)	(213)	(246)	(996)	(968)	5	2%	28	3%	(33)	(15)%
Policyholder interest credited	79	75	74	74	74	314	297	(5)	(6)%	(17)	(5)%	—	—
Total ending balance - contract accumulation values	$9,991	$9,800	$9,631	$9,492	$9,320	$9,991	$9,320	$(671)	(7)%	$(671)	(7)%	$(172)	(2)%

Capitalized interest	$1	$1	$—	$1	$—	$3	$2	$(1)	#	$(1)	(33)%	$(1)	#

Payout Annuities Reserve Balance	$2,096	$2,090	$2,099	$2,091	$2,099	$2,096	$2,099	$3	—	$3	—	$8	—

Tax Equivalent Spread - Fixed Deferred Annuities (4)
Gross rate of return on invested assets (5)	4.6%	4.4%	4.3%	4.3%	4.2%	4.6%	4.3%	(0.4)%		(0.3)%		(0.1)%
Crediting rate excluding capitalized interest	(3.1)%	(3.1)%	(3.1)%	(3.1)%	(3.1)%	(3.0)%	(3.1)%	—		(0.1)%		—
Tax equivalent margin spread	1.5%	1.3%	1.2%	1.2%	1.1%	1.6%	1.2%	(0.4)%		(0.4)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,670	$1,724	$1,726	$1,729	$1,737	$1,722	$1,724	$67	4%	$2	—	$8	—
Capitalization	41	34	40	39	43	165	156	2	5%	(9)	(5)%	4	10%
Non-operating amortization	37	9	9	6	2	31	26	(35)	(95)%	(5)	(16)%	(4)	(67)%
Amortization per income statement	(45)	(42)	(43)	(36)	(41)	(192)	(162)	4	9%	30	16%	(5)	(14)%
Other	21	1	(3)	(1)	6	(2)	3	(15)	(71)%	5	#	7	#
Total ending balance	$1,724	$1,726	$1,729	$1,737	$1,747	$1,724	$1,747	$23	1%	$23	1%	$10	1%

Total Fixed Deferred Annuities DAC
Beginning balance	$56	$76	$74	$68	$67	$87	$76	$11	20%	$(11)	(13)%	$(1)	(1)%
Capitalization	—	1	—	1	—	3	2	—	—	(1)	(33)%	(1)	#
Non-operating amortization	—	(1)	—	—	—	—	(1)	—	—	(1)	—	—	—
Amortization per income statement	(5)	(5)	(5)	(4)	(5)	(17)	(19)	—	—	(2)	(12)%	(1)	(25)%
Other	25	3	(1)	2	9	3	13	(16)	(64)%	10	#	7	#
Total ending balance	$76	$74	$68	$67	$71	$76	$71	$(5)	(7)%	$(5)	(7)%	$4	6%

(1)        The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        In the 4th quarter of 2016 through the 4th quarter of 2017, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 4.5%, 4.3%, 4.2%, 4.2% and 4.2% respectively.

#            Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Protection Segment Operating Income Statements
Revenues
Management and financial advice fees	$13	$13	$10	$12	$13	$51	$48	$—	—	$(3)	(6)%	$1	8%
Distribution fees	26	25	25	24	27	98	101	1	4%	3	3%	3	13%
Net investment income	83	85	82	86	85	330	338	2	2%	8	2%	(1)	(1)%
Premiums	327	294	297	305	308	1,286	1,204	(19)	(6)%	(82)	(6)%	3	1%
Other revenues	99	104	103	51	95	476	353	(4)	(4)%	(123)	(26)%	44	86%
Total revenues	548	521	517	478	528	2,241	2,044	(20)	(4)%	(197)	(9)%	50	10%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	548	521	517	478	528	2,241	2,044	(20)	(4)%	(197)	(9)%	50	10%

Expenses
Distribution expenses	20	17	16	17	18	70	68	(2)	(10)%	(2)	(3)%	1	6%
Interest credited to fixed accounts	45	44	47	47	48	175	186	3	7%	11	6%	1	2%
Benefits, claims, losses and settlement expenses	310	297	313	278	321	1,325	1,209	11	4%	(116)	(9)%	43	15%
Amortization of deferred acquisition costs	31	28	29	13	26	138	96	(5)	(16)%	(42)	(30)%	13	#
Interest and debt expense	7	6	6	7	6	25	25	(1)	(14)%	—	—	(1)	(14)%
General and administrative expense	62	66	55	61	62	245	244	—	—	(1)	—	1	2%
Operating expenses	475	458	466	423	481	1,978	1,828	6	1%	(150)	(8)%	58	14%
Pretax operating earnings	$73	$63	$51	$55	$47	$263	$216	$(26)	(36)%	$(47)	(18)%	$(8)	(15)%

Pretax operating margin	13.3%	12.1%	9.9%	11.5%	8.9%	11.7%	10.6%	(4.4)%		(1.1)%		(2.6)%

Return on Capital
Allocated capital	$1,522	$1,478	$1,460	$1,391	$1,339	$1,522	$1,339	$(183)	(12)%	$(183)	(12)%	$(52)	(4)%
Operating return on allocated capital (1)	14.4%	14.4%	15.1%	13.2%	10.3%	14.4%	10.3%	(4.1)%		(4.1)%		(2.9)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$8	$3	$6	$8	$(3)	$(7)	$14	$(11)	#	$21	#	$(11)	#
Other	(3)	(3)	(12)	(18)	23	43	(10)	26	#	(53)	#	41	#
Total market impact on indexed universal life benefits excluded from operating earnings	$5	$—	$(6)	$(10)	$20	$36	$4	$15	#	$(32)	(89)%	$30	#

Product Information
Life and Health (3)
Pretax operating earnings	$63	$68	$69	$48	$73	$308	$258	$10	16%	$(50)	(16)%	$25	52%
Allocated capital	$817	$817	$800	$769	$726	$817	$726	$(91)	(11)%	$(91)	(11)%	$(43)	(6)%
Operating return on allocated capital (1)	31.6%	30.5%	29.9%	24.7%	21.4%	31.6%	21.4%	(10.2)%		(10.2)%		(3.3)%

Auto and Home Insurance
Pretax operating earnings (loss)	$10	$(5)	$(18)	$7	$(26)	$(45)	$(42)	$(36)	#	$3	7%	$(33)	#
Allocated capital	$705	$661	$660	$622	$613	$705	$613	$(92)	(13)%	$(92)	(13)%	$(9)	(1)%
Operating return on allocated capital (1)	(5.1)%	(4.3)%	(2.4)%	(0.6)%	(3.1)%	(5.1)%	(3.1)%	2.0%		2.0%		(2.5)%

Total Auto and Home catastrophe losses	$15	$25	$44	$15	$38	$104	$122	$23	#	$18	17%	$23	#

(1)      Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 69.7%.

(2)      Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

(3)      Life and health includes captive insurance.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$88	$65	$78	$72	$84	$290	$299	$(4)	(5)%	$9	3%	$12	17%
Term and whole life	2	2	2	2	2	9	8	—	—	(1)	(11)%	—	—
Disability insurance	1	1	1	1	1	4	4	—	—	—	—	—	—
Auto and home	259	271	283	305	270	1,085	1,129	11	4%	44	4%	(35)	(11)%
Total cash sales	$350	$339	$364	$380	$357	$1,388	$1,440	$7	2%	$52	4%	$(23)	(6)%

VUL / UL Policyholder Account Balances
Beginning balance	$11,461	$11,511	$11,783	$12,006	$12,235	$11,170	$11,511	$774	7%	$341	3%	$229	2%
Premiums and deposits	269	245	256	247	268	1,000	1,016	(1)	—	16	2%	21	9%
Investment performance and interest	82	348	275	300	346	539	1,269	264	#	730	#	46	15%
Withdrawals and surrenders	(302)	(319)	(308)	(319)	(314)	(1,199)	(1,260)	(12)	(4)%	(61)	(5)%	5	2%
Other	1	(2)	—	1	(1)	1	(2)	(2)	#	(3)	#	(2)	#
Total ending balance	$11,511	$11,783	$12,006	$12,235	$12,534	$11,511	$12,534	$1,023	9%	$1,023	9%	$299	2%

Premiums by Product
Term and whole life	$11	$11	$11	$11	$11	$45	$44	$—	—	$(1)	(2)%	$—	—
Disability insurance	36	35	35	36	35	146	141	(1)	(3)%	(5)	(3)%	(1)	(3)%
Auto and home	275	242	244	252	255	1,074	993	(20)	(7)%	(81)	(8)%	3	1%
Intercompany premiums	5	6	7	6	7	21	26	2	40%	5	24%	1	17%
Total premiums by product	$327	$294	$297	$305	$308	$1,286	$1,204	$(19)	(6)%	$(82)	(6)%	$3	1%

Auto and Home Insurance Details
Policy count (thousands)	943	940	937	939	942	943	942	(1)	—	(1)	—	3	—
Catastrophe loss ratio	4.4%	9.4%	16.0%	5.8%	14.9%	9.4%	11.5%	10.5%		2.1%		9.1%
Non-catastrophe /other loss ratio	79.6%	78.7%	80.1%	80.3%	83.6%	81.8%	80.7%	4.0%		(1.1)%		3.3%
Expense ratio	17.7%	20.0%	17.2%	16.9%	17.2%	18.3%	17.8%	(0.5)%		(0.5)%		0.3%
Combined ratio	101.7%	108.1%	113.3%	103.0%	115.7%	109.5%	110.0%	14.0%		0.5%		12.7%

DAC Rollforward
Life and Health
Beginning balance	$783	$821	$821	$819	$837	$857	$821	$54	7%	$(36)	(4)%	$18	2%
Capitalization	26	19	21	20	24	80	84	(2)	(8)%	4	5%	4	20%
Non-operating amortization	(6)	(1)	3	3	(5)	(18)	—	1	17%	18	#	(8)	#
Amortization per income statement	(14)	(14)	(15)	—	(14)	(70)	(43)	—	—	27	39%	(14)	—
Other	32	(4)	(11)	(5)	(3)	(28)	(23)	(35)	#	5	18%	2	40%
Total ending balance	$821	$821	$819	$837	$839	$821	$839	$18	2%	$18	2%	$2	—

Life Insurance in Force	$196,472	$196,338	$196,045	$195,947	$195,931	$196,472	$195,931	$(541)	—	$(541)	—	$(16)	—

Net Amount at Risk	$41,290	$41,717	$41,192	$41,146	$40,752	$41,290	$40,752	$(538)	(1)%	$(538)	(1)%	$(394)	(1)%

Net Policyholder Reserves
VUL / UL	$10,759	$11,054	$11,295	$11,548	$11,851	$10,759	$11,851	$1,092	10%	$1,092	10%	$303	3%
Term and whole life	203	201	200	198	197	203	197	(6)	(3)%	(6)	(3)%	(1)	(1)%
Disability insurance	524	525	526	530	528	524	528	4	1%	4	1%	(2)	—
Other insurance	792	790	783	775	765	792	765	(27)	(3)%	(27)	(3)%	(10)	(1)%
Auto and home loss and LAE reserves	614	610	599	589	611	614	611	(3)	—	(3)	—	22	4%
Total net policyholder reserves	$12,892	$13,180	$13,403	$13,640	$13,952	$12,892	$13,952	$1,060	8%	$1,060	8%	$312	2%

(1)        Includes lump sum deposits.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Product Information (1)
Corporate excluding Long Term Care
Operating total net revenues	$(8)	$(9)	$(11)	$(19)	$(56)	$(28)	$(95)	$(48)	#	$(67)	#	$(37)	#
Operating expenses	66	72	62	59	65	244	258	(1)	(2)%	14	6%	6	10%
Pretax operating earnings (loss)	$(74)	$(81)	$(73)	$(78)	$(121)	$(272)	$(353)	$(47)	(64)%	$(81)	(30)%	$(43)	(55)%

Long Term Care
Operating total net revenues	$67	$66	$66	$69	$67	$265	$268	$—	—	$3	1%	$(2)	(3)%
Operating expenses	81	65	69	127	80	352	341	(1)	(1)%	(11)	(3)%	(47)	(37)%
Pretax operating earnings (loss)	$(14)	$1	$(3)	$(58)	$(13)	$(87)	$(73)	$1	7%	$14	16%	$45	78%
Allocated capital	$663	$674	$690	$652	$676	$663	$676	$13	2%	$13	2%	$24	4%

(1)        See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Eliminations Operating Income Statements
Revenues
Management and financial advice fees	$(36)	$(35)	$(34)	$(35)	$(34)	$(137)	$(138)	$2	6%	$(1)	(1)%	$1	3%
Distribution fees	(322)	(303)	(304)	(304)	(327)	(1,248)	(1,238)	(5)	(2)%	10	1%	(23)	(8)%
Net investment income	—	—	—	(1)	(2)	(1)	(3)	(2)	—	(2)	#	(1)	#
Premiums	(6)	(9)	(8)	(9)	(9)	(21)	(35)	(3)	(50)%	(14)	(67)%	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(364)	(347)	(346)	(349)	(372)	(1,407)	(1,414)	(8)	(2)%	(7)	—	(23)	(7)%
Banking and deposit interest expense	—	—	(1)	(1)	(1)	(1)	(3)	(1)	—	(2)	#	—	—
Operating total net revenues	(364)	(347)	(345)	(348)	(371)	(1,406)	(1,411)	(7)	(2)%	(5)	—	(23)	(7)%

Expenses
Distribution expenses	(347)	(327)	(325)	(329)	(350)	(1,340)	(1,331)	(3)	(1)%	9	1%	(21)	(6)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	(3)	(3)	(6)	—	(15)	(6)	—	(15)	—	(3)	#
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	1	(1)	—	—	(1)	—	—	—	(2)	#
General and administrative expense	(17)	(17)	(17)	(17)	(14)	(66)	(65)	3	18%	1	2%	3	18%
Operating expenses	(364)	(347)	(345)	(348)	(371)	(1,406)	(1,411)	(7)	(2)%	(5)	—	(23)	(7)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)        The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Fourth Quarter 2017

(in millions, unaudited)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Assets
Cash and cash equivalents	$2,318	$1,996	$2,392	$2,398	$2,484
Cash of consolidated investment entities	168	181	171	106	136
Investments	35,834	35,771	35,935	36,202	35,925
Investments of consolidated investment entities	2,254	2,249	2,257	2,215	2,131
Separate account assets	80,210	82,169	83,661	85,287	87,368
Receivables	5,299	5,355	5,481	5,742	5,760
Receivables of consolidated investment entities	11	17	38	9	25
Deferred acquisition costs	2,648	2,643	2,637	2,661	2,676
Restricted and segregated cash and investments	3,331	3,403	3,072	3,131	3,147
Other assets	7,748	7,073	7,500	7,735	7,818
Total Assets	$139,821	$140,857	$143,144	$145,486	$147,470

Liabilities
Policyholder account balances, future policy benefits and claims	$30,202	$29,762	$29,878	$29,963	$29,904
Separate account liabilities	80,210	82,169	83,661	85,287	87,368
Customer deposits	10,036	10,316	10,200	10,427	10,303
Short-term borrowings	200	200	200	201	200
Long-term debt	2,917	2,911	2,908	2,902	2,891
Debt of consolidated investment entities	2,319	2,341	2,308	2,267	2,208
Accounts payable and accrued expenses	1,727	1,470	1,600	1,728	1,960
Other liabilities	5,823	5,375	6,001	6,363	6,575
Other liabilities of consolidated investment entities	95	86	138	43	63
Total Liabilities	133,529	134,630	136,894	139,181	141,472

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,765	7,857	7,903	8,017	8,085
Retained earnings	10,351	10,633	10,897	11,271	11,329
Treasury stock	(12,027)	(12,485)	(12,852)	(13,298)	(13,648)
Accumulated other comprehensive income, net of tax	200	219	299	312	229
Total Equity	6,292	6,227	6,250	6,305	5,998
Total Liabilities and Equity	$139,821	$140,857	$143,144	$145,486	$147,470

Ameriprise Financial, Inc.

Capital and Ratings Information

Fourth Quarter 2017

(in millions unless otherwise noted, unaudited)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Long-term Debt Summary
Senior notes	$2,850	$2,850	$2,850	$2,850	$2,850
Capital lease obligations	49	47	44	41	38
Fair value of hedges, unamortized discount and debt issuance costs	18	14	14	11	3
Total Ameriprise Financial long-term debt	2,917	2,911	2,908	2,902	2,891
Non-recourse debt of consolidated investment entities	2,319	2,341	2,308	2,267	2,208
Total long-term debt	$5,236	$5,252	$5,216	$5,169	$5,099

Total Ameriprise Financial long-term debt	$2,917	$2,911	$2,908	$2,902	$2,891
Fair value of hedges, unamortized discount and debt issuance costs	(18)	(14)	(14)	(11)	(3)
Capital lease obligations	(49)	(47)	(44)	(41)	(38)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (1)	$2,850	$2,850	$2,850	$2,850	$2,850

Total equity (2)	$6,292	$6,227	$6,250	$6,305	$5,998
Equity of consolidated investment entities	—	(1)	(1)	(1)	—
Total equity excluding CIEs (1)	$6,292	$6,226	$6,249	$6,304	$5,998

Total Ameriprise Financial capital	$9,209	$9,138	$9,158	$9,207	$8,889
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	$9,142	$9,076	$9,099	$9,154	$8,848

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.7%	31.9%	31.8%	31.5%	32.5%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	31.2%	31.4%	31.3%	31.1%	32.2%

Ratings (as of December 31, 2017 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)  See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48.

(2)  Includes accumulated other comprehensive income, net of tax.

(3)  For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Fourth Quarter 2017

(in millions unless otherwise noted, unaudited)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Cash and cash equivalents	$2,318	$1,996	$2,392	$2,398	$2,484

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,236	16,089	15,857	15,650	15,075

Residential mortgage backed securities	6,918	6,882	6,921	6,790	6,611
Commercial mortgage backed securities	3,367	3,274	3,443	3,952	4,374
Asset backed securities	1,549	1,647	1,678	1,646	1,580
Total mortgage and other asset backed securities	11,834	11,803	12,042	12,388	12,565

State and municipal obligations	2,358	2,400	2,423	2,455	2,463
US government and agency obligations	8	8	7	6	503
Foreign government bonds and obligations	261	264	300	308	314
Common and preferred stocks	22	18	18	19	7
Total other	2,649	2,690	2,748	2,788	3,287
Total available-for-sale securities	30,719	30,582	30,647	30,826	30,927

Commercial mortgage loans	2,702	2,712	2,737	2,770	2,775
Allowance for loan losses	(21)	(21)	(21)	(21)	(19)
Commercial mortgage loans, net	2,681	2,691	2,716	2,749	2,756

Residential mortgage loans	305	290	277	251	—
Allowance for loan losses	—	—	—	—	—
Residential mortgage loans, net	305	290	277	251	—

Policy loans	831	830	836	841	845
Other investments	1,298	1,378	1,459	1,535	1,397
Total investments	35,834	35,771	35,935	36,202	35,925
Total cash, cash equivalents and investments	$38,152	$37,767	$38,327	$38,600	$38,409

Net unrealized gain Available-for-Sale Securities	$1,247	$1,282	$1,452	$1,508	$1,435

AFS Fixed Maturity Asset Quality - %
AAA	31%	31%	33%	34%	37%
AA	6%	6%	7%	7%	7%
AFS securities AA and above	37%	37%	40%	41%	44%
A	18%	18%	18%	18%	17%
BBB	40%	40%	38%	37%	35%
Below investment grade	5%	5%	4%	4%	4%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	5%	4%	4%	4%

(1)  Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 47 and 48.

These non-GAAP measures include:

•        Adjusted net pretax operating margin;

•        Adjusted operating earnings;

•        Adjusted operating revenues;

•        Basic operating earnings per share;

•        Operating earnings;

•        Operating earnings per diluted share;

•        Operating effective tax rate;

•        Operating return on equity excluding AOCI;

•        Operating total net revenues;

•        Pretax operating earnings;

•        Pretax operating margin;

•        Return on equity excluding AOCI;

•        Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

•        Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations;

•        Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

•        Total equity excluding AOCI;

•        Total equity excluding CIEs;

•        Total equity excluding CIEs and AOCI

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue.  Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.  It also includes the results of our closed-block Long Term Care business.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Market Impact on Fixed Indexed Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed indexed annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Retail fund inflows less outflows.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and fixed indexed annuity benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities.

Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed indexed annuity benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed indexed annuity benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed indexed annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2017

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities			Protection	Corporate and Eliminations
			Market Impact on	Market Impact on	Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Fixed Indexed	Indexed Universal		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Life Benefits (4)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(3)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	3	8	—	—	—	27	6	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	8	—	—	—
Total revenues	3	8	—	—	8	24	6	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	3	8	—	—	8	24	6	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(17)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	36	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(2)	—	5	—	—	—
Interest and debt expense	—	—	—	—	—	24	—	—
General and administrative expense	—	—	—	—	—	—	—	4
Total expenses	—	—	34	—	(12)	24	—	4
Pretax segment income (loss)	$3	$8	$(34)	$—	$20	$—	$6	$(4)

Included in Operating Earnings

	Annuities	Protection	Corporate			Consolidated
	Market	Auto & Home	Department of			Tax Benefit from
	Impacts	Catastrophe	Labor Implementation	Tax Act	Severance	Adopting New	Tax Act
(in millions, unaudited)	to DAC/DSIC (8)	Losses (9)	Costs (10)	Impact (11)	Expense (12)	Accounting Standard (13)	Impact (14)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	(51)	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	(51)	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	(51)	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	38	—	—	—	—	—
Amortization of deferred acquisition costs	(9)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	6	—	7	—	—
Operating expenses	(11)	38	6	—	7	—	—
Pretax operating earnings	$11	$(38)	$(6)	$(51)	$(7)	$—	$—
Tax benefit (expense)						$13	$(269)

(1)      Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)      Variable annuity guaranteed benefit impacts include:

$35 million net expense related to hedged variable annuity benefits

$1 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)      Fixed indexed annuity benefit impacts include:

$0 million net expense related to hedged fixed indexed annuity benefits

$0 million decrease in DAC amortization resulting from hedged fixed indexed annuity benefits

(4)      Indexed universal life benefit impacts include:

$17 million net benefit related to hedged indexed universal life benefits

$5 million increase in DAC amortization resulting from hedged indexed universal life benefits

$8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5)      Reflects revenues and expenses of Consolidated Investment Entities

(6)      The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)      Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8)      Decrease in DAC and DSIC amortization from higher than projected separate account growth

(9)      Total auto and home catastrophe losses

(10)    Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11)    Tax Cuts and Jobs Act impact on low income housing assets

(12)    Severance expense

(13)    Tax benefit related to the adoption of stock compensation accounting guidance

(14)       The impact of the Tax Cuts and Jobs Act including remeasurement of net deferred tax assets using the lowered corporate tax rate, repatriation tax and the tax effect of low income housing assets

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2017

Excluded from Operating Earnings

	Asset Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal	Securities		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	on Investments (5)	Charges (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(3)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	(1)	3	—	1	—	(6)	26	(1)	—
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	(5)	—	—	—	—
Total revenues	(1)	3	—	1	(5)	(6)	23	(1)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	3	—	1	(5)	(6)	23	(1)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	8	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	61	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(6)	—	(3)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	22	—	—
General and administrative expense	—	—	—	—	—	—	1	—	1
Total expenses	—	—	55	—	5	—	23	—	1
Pretax segment income (loss)	$(1)	$3	$(55)	$1	$(10)	$(6)	$—	$(1)	$(1)

Included in Operating Earnings

	Annuities		Protection			Corporate				Consolidated
	Market	Valuation	Market	Valuation	Auto & Home	Valuation	Long Term Care	Department of	Affordable Housing	Tax Benefit from
	Impacts	Assumption &	Impacts	Assumption &	Catastrophe	Assumption &	Loss	Labor Implementation	Investment	Adopting New
(in millions, unaudited)	to DAC/DSIC (7)	Model Changes (8)	to DAC/DSIC (7)	Model Changes (8)	Losses (9)	Model Changes (8)	Recognition (10)	Costs (11)	Adjustment (12)	Accounting Standard (13)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—	(4)	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(47)	—	—	—	—	—	—
Total revenues	—	—	—	(47)	—	—	—	—	(4)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	(47)	—	—	—	—	(4)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(119)	—	(14)	15	1	57	—	—	—
Amortization of deferred acquisition costs	(10)	(1)	(1)	(13)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	5	—	—
Operating expenses	(12)	(120)	(1)	(27)	15	1	57	5	—	—
Pretax operating earnings	$12	$120	$1	$(20)	$(15)	$(1)	$(57)	$(5)	$(4)	$—
Tax benefit										$25

(1)                           Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                           Variable annuity guaranteed benefit impacts include:

$61 million net expense related to hedged variable annuity benefits

$6 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)                           Indexed universal life benefit impacts include:

$8 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$5 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)                           Reflects revenues and expenses of Consolidated Investment Entities

(5)                           The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)                           Integration charges related to Investment Professionals, Inc. acquisition

(7)                           Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)                           Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(9)                           Total auto and home catastrophe losses

(10)                      Premium deficiency loss recognition for Long Term Care

(11)                      Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(12)                      Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(13)                      Tax benefit related to the adoption of stock compensation accounting guidance

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2017

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection	Corporate and Eliminations
			Market Impact on	Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(3)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	7	14	—	—	28	(8)
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(3)	—	—
Total revenues	7	14	—	(3)	25	(8)
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	7	14	—	(3)	25	(8)

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	6	—	—
Benefits, claims, losses and settlement expenses	—	1	89	—	—	—
Amortization of deferred acquisition costs	—	—	(9)	(3)	—	—
Interest and debt expense	—	—	—	—	22	—
General and administrative expense	—	—	—	—	2	—
Total expenses	—	1	80	3	24	—
Pretax segment income (loss)	$7	$13	$(80)	$(6)	$1	$(8)

Included in Operating Earnings

	Annuities	Protection	Corporate	Consolidated
	Market	Auto & Home	Department of	Tax Benefit from
	Impacts	Catastrophe	Labor Implementation	Adopting New
(in millions, unaudited)	to DAC/DSIC (6)	Losses (7)	Costs (8)	Accounting Standard (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	44	—	—
Amortization of deferred acquisition costs	(7)	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	8	—
Operating expenses	(9)	44	8	—

Pretax operating earnings	$9	$(44)	$(8)	$—
Tax benefit				$4

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$91 million net expense related to hedged variable annuity benefits

$11 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$6 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$3 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)        Total auto and home catastrophe losses

(8)        Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(9)        Tax benefit related to the adoption of stock compensation accounting guidance

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2017

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate and Eliminations
				Market Impact on	Market Impact on		Market Impact
	Securities	Securities	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(3)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	2	(2)	17	—	—	25	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	1	—	—
Total revenues	2	(2)	17	—	1	22	1
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	2	(2)	17	—	1	22	1

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	72	—	—	—
Amortization of deferred acquisition costs	—	—	1	(9)	1	—	—
Interest and debt expense	—	—	—	—	—	21	—
General and administrative expense	—	—	—	—	—	—	—
Total expenses	—	—	1	63	1	21	—
Pretax segment income (loss)	$2	$(2)	$16	$(63)	$—	$1	$1

Included in Operating Earnings

	Annuities	Protection		Corporate		Consolidated
	Market	Market	Auto & Home	Department of	Renegotiated	Tax Benefit from
	Impacts	Impacts	Catastrophe	Labor Implementation	Vendor	Adopting New
(in millions, unaudited)	to DAC/DSIC (6)	to DAC/DSIC (6)	Losses (7)	Costs (8)	Arrangement (9)	Accounting Standard (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	—	25	—	—	—
Amortization of deferred acquisition costs	(8)	(1)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	10	9	—
Operating expenses	(10)	(1)	25	10	9	—

Pretax operating earnings	$10	$1	$(25)	$(10)	$(9)	$—
Tax benefit						$28

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$73 million net expense related to hedged variable annuity benefits

$10 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

Less than $1 million net benefit related to hedged indexed universal life benefits

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)        Total auto and home catastrophe losses

(8)        Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(9)        Renegotiation of a vendor arrangement

(10)   Tax benefit related to the adoption of stock compensation accounting guidance

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2016

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on		Market Impact
	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$(15)	$—
Distribution fees	—	—	—	—	—
Net investment income	11	—	—	66	57
Premiums	—	—	—	—	—
Other revenues	—	—	6	—	—
Total revenues	11	—	6	51	57
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	11	—	6	51	57

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	(5)	—	—
Benefits, claims, losses and settlement expenses	—	175	—	—	—
Amortization of deferred acquisition costs	—	(37)	6	—	—
Interest and debt expense	—	—	—	52	—
General and administrative expense	—	—	—	—	—
Total expenses	—	138	1	52	—
Pretax segment income (loss)	11	(138)	5	(1)	57
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—

Pretax segment gain (loss) attributable to Ameriprise Financial	$11	$(138)	$5	$(1)	$57

Included in Operating Earnings

	Annuities	Protection		Corporate			Consolidated
	Market	Auto & Home	Auto & Home		Department of
	Impacts	Catastrophe	Reserve	Long Term Care	Labor Implementation	Severance	Tax
(in millions, unaudited)	to DAC/DSIC (6)	Losses (7)	Changes (8)	Adjustments (9)	Costs (10)	Expense (11)	Benefit (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	15	(12)	10	—	—	—
Amortization of deferred acquisition costs	(3)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	11	12	—
Operating expenses	(4)	15	(12)	10	11	12	—

Pretax operating earnings	$4	$(15)	$12	$(10)	$(11)	$(12)	$—
Tax benefit							$27

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$177 million net expense related to hedged variable annuity benefits

$39 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$5 million net benefit related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$6 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)        Total auto and home catastrophe losses

(8)        Auto and home change in reserves from improved loss trends

(9)        Long term care adjustments

(10)   Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11)   Severance expense

(12)   Unanticipated benefit from tax audit settlements related to the 1997 to 2011 federal returns

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Corporate & Other Segment Details

Ameriprise Financial, Inc.

Corporate Excluding Long Term Care

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Corporate Excluding Long Term Care Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(9)	(11)	(11)	(19)	(58)	(32)	(99)	(49)	#	(67)	#	(39)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	2	1	1	3	5	7	2	#	2	40%	2	#
Total revenues	(8)	(9)	(10)	(18)	(55)	(27)	(92)	(47)	#	(65)	#	(37)	#
Banking and deposit interest expense	—	—	1	1	1	1	3	1	—	2	#	—	—
Operating total net revenues	(8)	(9)	(11)	(19)	(56)	(28)	(95)	(48)	#	(67)	#	(37)	#

Expenses
Distribution expenses	—	—	—	1	—	—	1	—	—	1	—	(1)	#
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	4	5	4	3	4	18	16	—	—	(2)	(11)%	1	33%
General and administrative expense	62	67	58	55	61	226	241	(1)	(2)%	15	7%	6	11%
Operating expenses	66	72	62	59	65	244	258	(1)	(2)%	14	6%	6	10%
Pretax operating earnings (loss)	$(74)	$(81)	$(73)	$(78)	$(121)	$(272)	$(353)	$(47)	(64)%	$(81)	(30)%	$(43)	(55)%

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Long Term Care

Fourth Quarter 2017

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017	Diff.	%	Diff.	%	Diff.	%
Long Term Care Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	38	39	40	41	39	155	159	1	3%	4	3%	(2)	(5)%
Premiums	29	27	26	28	28	110	109	(1)	(3)%	(1)	(1)%	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	67	66	66	69	67	265	268	—	—	3	1%	(2)	(3)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	67	66	66	69	67	265	268	—	—	3	1%	(2)	(3)%

Expenses
Distribution expenses	(3)	(3)	(2)	(3)	(4)	(42)	(12)	(1)	(33)%	30	71%	(1)	(33)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	75	58	62	119	74	294	313	(1)	(1)%	19	6%	(45)	(38)%
Amortization of deferred acquisition costs	—	—	—	—	—	63	—	—	—	(63)	#	—	—
Interest and debt expense	2	3	2	3	3	9	11	1	50%	2	22%	—	—
General and administrative expense	7	7	7	8	7	28	29	—	—	1	4%	(1)	(13)%
Operating expenses	81	65	69	127	80	352	341	(1)	(1)%	(11)	(3)%	(47)	(37)%
Pretax operating earnings (loss)	$(14)	$1	$(3)	$(58)	$(13)	$(87)	$(73)	$1	7%	$14	16%	$45	78%

# Variance equal to or greater than 100%.

Exhibit C

Statistical Supplement Package

(unaudited)

Fourth Quarter 2017

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2017

						Year-to-date
(in millions unless otherwise noted, unaudited)	4 Qtr 2016	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	2016	2017
Return on Equity
Net income (last twelve months)	$1,314	$1,353	$1,411	$1,699	$1,480	$1,314	$1,480
Less adjustments (1)	(113)	(128)	(132)	(165)	(123)	(113)	(123)
Operating earnings (last twelve months)	$1,427	$1,481	$1,543	$1,864	$1,603	$1,427	$1,603

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$6,877	$6,684	$6,520	$6,369	$6,214	$6,877	$6,214
Less AOCI, net of tax (five point quarter end average)	426	419	390	325	251	426	251
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	6,451	6,265	6,130	6,044	5,963	6,451	5,963
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	27	—	—	1	1	27	1
Operating equity (five point quarter end average)	$6,424	$6,265	$6,130	$6,043	$5,962	$6,424	$5,962

Return on equity excluding AOCI	20.4%	21.6%	23.0%	28.1%	24.8%	20.4%	24.8%
Operating return on equity excluding AOCI	22.2%	23.6%	25.2%	30.8%	26.9%	22.2%	26.9%

Effective Tax Rate
Pretax income	$469	$475	$511	$628	$600	$1,592	$2,214
Less adjustments (2)	(66)	(45)	(73)	(70)	(1)	(173)	(189)
Pretax operating earnings	$535	$520	$584	$698	$601	$1,765	$2,403

Income tax provision	$69	$72	$118	$125	$419	$278	$734
Operating income tax provision	$92	$88	$143	$150	$419	$338	$800

Effective tax rate	14.5%	15.2%	23.1%	19.9%	69.8%	17.4%	33.1%
Operating effective tax rate	17.2%	16.9%	24.5%	21.5%	69.7%	19.2%	33.3%

(1)        Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed indexed annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35%.

(2)        Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed indexed annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2017

(in millions unless otherwise noted, unaudited)	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Long-term Debt Summary
Senior notes	$2,850	$2,850	$2,850	$2,850	$2,850
Capital lease obligations	49	47	44	41	38
Fair value of hedges, unamortized discount and debt issuance costs	18	14	14	11	3
Total Ameriprise Financial long-term debt	2,917	2,911	2,908	2,902	2,891
Less fair value of hedges, unamortized discount and debt issuance costs	18	14	14	11	3
Less capital lease obligations	49	47	44	41	38
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$2,850	$2,850	$2,850	$2,850	$2,850

Equity Summary
Total equity	$6,292	$6,227	$6,250	$6,305	$5,998
Less equity of consolidated investment entities	—	1	1	1	—
Total equity excluding CIEs	$6,292	$6,226	$6,249	$6,304	$5,998

Capital Summary
Total Ameriprise Financial long-term debt	$2,917	$2,911	$2,908	$2,902	$2,891
Total equity	6,292	6,227	6,250	6,305	5,998
Total Ameriprise Financial capital	9,209	9,138	9,158	9,207	8,889
Less equity of consolidated investment entities	—	1	1	1	—
Less fair value of hedges, unamortized discount and debt issuance costs	18	14	14	11	3
Less capital lease obligations	49	47	44	41	38
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$9,142	$9,076	$9,099	$9,154	$8,848

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.7%	31.9%	31.8%	31.5%	32.5%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	31.2%	31.4%	31.3%	31.1%	32.2%

Total equity	$6,292	$6,227	$6,250	$6,305	$5,998
AOCI	200	219	299	312	229
Retained earnings attributable to CIEs	—	1	1	1	1
AOCI attributable to CIEs	—	—	—	—	(1)

Total equity	$6,292	$6,227	$6,250	$6,305	$5,998
Less AOCI	200	219	299	312	229
Total equity excluding AOCI	$6,092	$6,008	$5,951	$5,993	$5,769

Total equity	$6,292	$6,227	$6,250	$6,305	$5,998
Less retained earnings attributable to CIEs	—	1	1	1	1
Less AOCI	200	219	299	312	229
Total equity excluding CIEs and AOCI	$6,092	$6,007	$5,950	$5,992	$5,768